Exhibit 99.1

National Technical Systems Releases CEO and CFO Audio Interviews Hosted by IPOdesktop

CALABASAS, Calif., Jan. 31, 2011 /PRNewswire via COMTEX/ -- National Technical Systems, Inc. (Nasdaq: NTSC) (NTS), a leading provider of engineering services, announced today the release of CEO and CFO audio interviews with host IPOdesktop's Francis Gaskins.

CEO William C. McGinnis talks about NTSC's mission, growth plan and five year objectives.
Listen now: http://gaskinsco.com/NTSC-CEO.mp3

CFO Raffy Lorentzian talks about increasing both gross margins and operating profit margins.
Listen now: http://gaskinsco.com/NTSC-CFO.mp3

Organizational consultant Paul Walker talks with CEO Bill McGinnis about how NTSC's positive organizational culture contributed to seven successful acquisitions in the past four years.
Listen now: http://gaskinsco.com/NTSC-CEO-OrgConsult.mp3

The above interviews are also accessible from IPOdesktop's NTSC analyst report at http://www.gaskinsco.com/linkto-ntsc.shtml.

Disclaimer & Safe Harbor Statement

IPOdesktop (ID) SAFE HARBOR STATEMENT: Statements contained in the above mentioned interviews and the research report on National Technical Systems (NTS) posted on the IPOdesktop (ID) website, including those pertaining to estimates and related plans, potential mergers and acquisitions, estimates, growth, establishing new markets, expansion into new markets and related plans other than statements of historical fact, are forward-looking statements subject to a number of uncertainties that could cause actual results to differ materially from statements made.

The above mentioned interviews and research report are a paid advertisement and ID has been paid a fee of up to eighty five hundred dollars for its services to prepare and publish them. More safe harbor & disclaimer at http://gaskinsco.com/report-disclaimer-b.htm

About IPOdesktop.com

IPOdesktop.com, the leading provider of independent IPO research for professional money managers and individual investors, produces the IPO Hardball radio program broadcast from Vcall.com, a leading webcaster of official investor relations events, and WorldTalkRadio, the Internet's largest talk station. IPOdesktop editors also co-host other financial programs at Vcall.com and World Talk Radio. In IPOdesktop's 'Analysts Corner', research reports and interviews are available for both recent IPOs and emerging companies. Analyst reports and CEO interviews are also available from Vcall.com and from WorldTalkRadio's CEO channel.

Francis Gaskins, a seasoned financial analyst, is noted as the Internet's most experienced, analytical web cast producer and interviewer. Often quoted, his scope of influence includes editor (IPOdesktop), Talk Radio, Internet TV, and Video Productions, plus numerous articles and opinions published in the nation's financial media.

About National Technical Systems

National Technical Systems, Inc. is a leading provider of engineering services to the aerospace, defense, telecommunications, automotive and high technology markets. Through a world-wide network of resources, NTS provides full product life-cycle support, offering world class design engineering, compliance, testing, certification, quality registration and program management. For additional information about NTS, visit our website at www.ntscorp.com or call 800-270-2516.

Forward-Looking Statements

The statements in this press release that relate to future plans, events or performance, are forward-looking statements that involve risks and uncertainties, including risks associated with uncertainties pertaining to customer orders, demand for services and products, development of markets for the companies' services and products and other risks identified in the companies' SEC filings. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The companies undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding National Technical Systems' business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.

Contact: Allen & Caron Inc

Jill Bertotti (investors)
jill@allencaron.com

Len Hall (media)
len@allencaron.com

(949) 474-4300